Aristotle Value Equity Fund
Class I: ARSQX
A series of the Investment Managers Series Trust

Supplement Dated, November 2, 2015
To the Prospectus and Statement of Additional Information
Dated October 30, 2015

The Aristotle Value Equity Fund has not commenced operations and therefore is currently not available for purchase.

Please retain this Prospectus Supplement with your records.